Exhibit 99.1
FOR IMMEDIATE RELEASE
Group 1 Automotive Upsizes Revolving Credit Facility to $2.5 Billion
HOUSTON, TX, April 30, 2024 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 300 automotive retailer with 203 dealerships located in the U.S. and U.K., today announced that it has completed a $500 million upsize in its revolving syndicated credit facility to $2.5 billion with 20 financial institutions, which will expire in March 2027 and can be expanded to $3.0 billion total availability.
Lenders in the syndicated facility include six manufacturer-affiliated finance companies and 14 commercial banks. The six manufacturer-affiliated finance companies are: Mercedes-Benz Financial Services USA LLC; Toyota Motor Credit Corporation; BMW Financial Services NA, LLC; American Honda Finance Corporation; VW Credit, Inc.; and Hyundai Capital America, Inc. The 14 commercial banks are: U.S. Bank National Association; Bank of America, N.A.; JPMorgan Chase Bank, N.A.; Wells Fargo Bank, National Association; PNC Bank, National Association; Comerica Bank; Truist Bank; TD Bank, N.A.; Ally Bank; NYCB Specialty Finance Company, LLC; Barclays Bank PLC; Zions Bancorporation, N.A. (dba Amegy Bank); Santander Bank, N.A.; and BOKF, NA (dba Bank of Oklahoma). The syndication was arranged through U.S. Bank National Association, JPMorgan Chase Bank N.A., BofA Securities, Inc., PNC Capital Markets LLC, and Wells Fargo Securities, LLC.
“The expanded revolving facility further strengthens Group 1's balance sheet by locking in additional capacity of reasonably priced capital for vehicle financing and acquisition growth,” said Daniel McHenry, Group 1's senior vice president and chief financial officer. “The commitments made by our lenders are a testament to the strong relationships we have established and we want to thank them for their continued support.”
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 203 automotive dealerships, 265 franchises, and 43 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements may include statements relating to the credit facility, future financial flexibility and other initiatives and future business strategy. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the armed conflicts in Ukraine and the Middle East, (j) the impacts of any potential global recession, (k) our ability to maintain sufficient liquidity to operate, and (l) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223
cwoods@piercom.com
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